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                                                                      EXHIBIT 23

INDEPENDENT AUDITORS' CONSENT

We consent to the  incorporation  by reference in Registration  Statements,
No.  2-70979,   No.  33-26847  and  No.  333-25783  of  Navistar   International
Corporation on Form S-8 of our report dated May 22, 1998 appearing in the Annual Report on Form 11-K of the Navistar International Transportation Corp. 401(k) Plan for Represented Employees for the year ended December 31, 1997.





DELOITTE & TOUCHE LLP
June 26, 1998
Chicago, Illinois